UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 19, 2006 (June 30, 2006)

CIT Home Equity Loan Trust 2002-1
(Exact Name of Registrant as Specified in its Charter)

Credit Suisse First Boston Mortgage Acceptance Corp.
(Exact Name of Registrant/depositor as Specified in its Charter)

The CIT Group/Consumer Finance, Inc.
(Exact name of sponsor as specified in its Charter)

Delaware	333-65554-03	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o The CIT Group/Consumer Finance, Inc.
1 CIT Drive
Livingston, NJ
07039-0491
(Address of principal executive offices and zip code)

Registrants’ telephone number, including area code: (973) 740-5000

N/A
(Former name or former address, if changed since last report)

Exhibit Index Appears on Page 3.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

The Issuing Entity is filing this report on Form 8-K for purposes of furnishing certain pool data and related asset information about the Issuing Entity’s securitized assets as at June 30, 2006, pursuant to Regulation FD (17 CFR 243.100 through 243.103). Please see Item 9.01(d), Exhibit 99.1, the Pool Data Report as at June 30, 2006, furnished herewith, which contains such data and related information.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d). Exhibits.

          The following are furnished herewith. The exhibit numbers correspond with 601 of Regulation S-K.

Exhibit Number:	Description of Document:

99.1	Pool Data Report as at June 30, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuing Entity has duly caused this report to be signed by the Servicer on its behalf by the undersigned hereunto duly authorized.

CIT HOME EQUITY LOAN TRUST 2002 1
(Issuing entity)

THE CIT GROUP/CONSUMER FINANCE, INC.,
as Servicer

By:	/s/ Barbara Callahan

	Name:	Barbara Callahan
	Title:	Senior Vice President & Assistant Treasurer

Dated: September 19, 2006

EXHIBIT INDEX:

Exhibit Number:	Description of Document:

99.1	Pool Data Report as at June 30, 2006.